Exhibit 24.1

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that such person whose signature first appears below hereby constitutes and appoints Kevin M. Fogarty and Stephen E. Tremblay, and each of them severally, as his or her true and lawful agent, with power to act separately and with full and unqualified authority to delegate any or all of the powers granted herein to any person or persons selected by said agent(s), to execute in his or her name, place, and stead in capacity as a director of Kraton Corporation, the Annual Report on Form 10-K for the fiscal year ended December 31, 2017, with all schedules and exhibits thereto, and all amendments or instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said agents, or any person or persons to whom said agent(s) have delegated the foregoing powers, may do and perform each and every act and thing requisite and necessary to be done in connection with the execution and filing of the referenced report, amendments or instruments.

February 8, 2018	/S/ Shelley Bausch
Shelley Bausch

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that such person whose signature first appears below hereby constitutes and appoints Kevin M. Fogarty and Stephen E. Tremblay, and each of them severally, as his or her true and lawful agent, with power to act separately and with full and unqualified authority to delegate any or all of the powers granted herein to any person or persons selected by said agent(s), to execute in his or her name, place, and stead in capacity as a director of Kraton Corporation, the Annual Report on Form 10-K for the fiscal year ended December 31, 2017, with all schedules and exhibits thereto, and all amendments or instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said agents, or any person or persons to whom said agent(s) have delegated the foregoing powers, may do and perform each and every act and thing requisite and necessary to be done in connection with the execution and filing of the referenced report, amendments or instruments.

February 8, 2018	/S/ Mark Blinn
Mark Blinn

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that such person whose signature first appears below hereby constitutes and appoints Kevin M. Fogarty and Stephen E. Tremblay, and each of them severally, as his or her true and lawful agent, with power to act separately and with full and unqualified authority to delegate any or all of the powers granted herein to any person or persons selected by said agent(s), to execute in his or her name, place, and stead in capacity as a director of Kraton Corporation, the Annual Report on Form 10-K for the fiscal year ended December 31, 2017, with all schedules and exhibits thereto, and all amendments or instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said agents, or any person or persons to whom said agent(s) have delegated the foregoing powers, may do and perform each and every act and thing requisite and necessary to be done in connection with the execution and filing of the referenced report, amendments or instruments.

February 8, 2018	/S/ Anna C. Catalano
Anna C. Catalano

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that such person whose signature first appears below hereby constitutes and appoints Kevin M. Fogarty and Stephen E. Tremblay, and each of them severally, as his or her true and lawful agent, with power to act separately and with full and unqualified authority to delegate any or all of the powers granted herein to any person or persons selected by said agent(s), to execute in his or her name, place, and stead in capacity as a director of Kraton Corporation, the Annual Report on Form 10-K for the fiscal year ended December 31, 2017, with all schedules and exhibits thereto, and all amendments or instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said agents, or any person or persons to whom said agent(s) have delegated the foregoing powers, may do and perform each and every act and thing requisite and necessary to be done in connection with the execution and filing of the referenced report, amendments or instruments.

February 8, 2018	/S/ DOMINIQUE FOURNIER
Dominique Fournier

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that such person whose signature first appears below hereby constitutes and appoints Kevin M. Fogarty and Stephen E. Tremblay, and each of them severally, as his or her true and lawful agent, with power to act separately and with full and unqualified authority to delegate any or all of the powers granted herein to any person or persons selected by said agent(s), to execute in his or her name, place, and stead in capacity as a director of Kraton Corporation, the Annual Report on Form 10-K for the fiscal year ended December 31, 2017, with all schedules and exhibits thereto, and all amendments or instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said agents, or any person or persons to whom said agent(s) have delegated the foregoing powers, may do and perform each and every act and thing requisite and necessary to be done in connection with the execution and filing of the referenced report, amendments or instruments.

February 8, 2018	/S/ JOHN J. GALLAGHER, III
John J. Gallagher, III

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that such person whose signature first appears below hereby constitutes and appoints Kevin M. Fogarty and Stephen E. Tremblay, and each of them severally, as his or her true and lawful agent, with power to act separately and with full and unqualified authority to delegate any or all of the powers granted herein to any person or persons selected by said agent(s), to execute in his or her name, place, and stead in capacity as a director of Kraton Corporation, the Annual Report on Form 10-K for the fiscal year ended December 31, 2017, with all schedules and exhibits thereto, and all amendments or instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said agents, or any person or persons to whom said agent(s) have delegated the foregoing powers, may do and perform each and every act and thing requisite and necessary to be done in connection with the execution and filing of the referenced report, amendments or instruments.

February 8, 2018	/S/ BARRY J. GOLDSTEIN
Barry J. Goldstein

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that such person whose signature first appears below hereby constitutes and appoints Kevin M. Fogarty and Stephen E. Tremblay, and each of them severally, as his or her true and lawful agent, with power to act separately and with full and unqualified authority to delegate any or all of the powers granted herein to any person or persons selected by said agent(s), to execute in his or her name, place, and stead in capacity as a director of Kraton Corporation, the Annual Report on Form 10-K for the fiscal year ended December 31, 2017, with all schedules and exhibits thereto, and all amendments or instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said agents, or any person or persons to whom said agent(s) have delegated the foregoing powers, may do and perform each and every act and thing requisite and necessary to be done in connection with the execution and filing of the referenced report, amendments or instruments.

February 8, 2018	/S/ FRANCIS S. KALMAN
Francis S. Kalman

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that such person whose signature first appears below hereby constitutes and appoints Kevin M. Fogarty and Stephen E. Tremblay, and each of them severally, as his or her true and lawful agent, with power to act separately and with full and unqualified authority to delegate any or all of the powers granted herein to any person or persons selected by said agent(s), to execute in his or her name, place, and stead in capacity as a director of Kraton Corporation, the Annual Report on Form 10-K for the fiscal year ended December 31, 2017, with all schedules and exhibits thereto, and all amendments or instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said agents, or any person or persons to whom said agent(s) have delegated the foregoing powers, may do and perform each and every act and thing requisite and necessary to be done in connection with the execution and filing of the referenced report, amendments or instruments.

February 8, 2018	/S/ DAN F. SMITH
Dan F. Smith

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that such person whose signature first appears below hereby constitutes and appoints Kevin M. Fogarty and Stephen E. Tremblay, and each of them severally, as his or her true and lawful agent, with power to act separately and with full and unqualified authority to delegate any or all of the powers granted herein to any person or persons selected by said agent(s), to execute in his or her name, place, and stead in capacity as a director of Kraton Corporation, the Annual Report on Form 10-K for the fiscal year ended December 31, 2017, with all schedules and exhibits thereto, and all amendments or instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said agents, or any person or persons to whom said agent(s) have delegated the foregoing powers, may do and perform each and every act and thing requisite and necessary to be done in connection with the execution and filing of the referenced report, amendments or instruments.

February 8, 2018	/S/ KAREN A. TWITCHELL
Karen A. Twitchell